CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
REVENUE:
Contract and grant revenue	$ 820	$ 3,338
Sales - devices and disposables	359	72
Cost of goods sold	611	117
Gross Loss	(252)	(45)
OPERATING EXPENSES:
Research and development	2,742	3,227
Sales and marketing	901	424
General and administrative	3,533	3,923
Total operating expenses	7,174	7,574
Operating loss	(6,606)	(4,281)
OTHER INCOME	110
INTEREST EXPENSE	(45)	(72)
Change in fair value of warrants	(674)
Total other income	(609)	(72)
LOSS FROM OPERATIONS	(7,215)	(4,353)
PROVISION FOR INCOME TAXES
NET LOSS	(7,215)	(4,353)
PREFERRED STOCK DIVIDENDS	(3,175)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ (10,390)	$ (4,353)
BASIC AND DILUTED NET LOSS PER SHARE	$ (0.16)	$ (0.08)
WEIGHTED AVERAGE SHARES OUTSTANDING	65,884	57,429